Exhibit 99.2

Execution

AMENDMENT NO. 5 TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

January 27, 2006

Wachovia Bank, National Association, as Agent

1133 Avenue of the Americas

New York, New York 10036

Ladies and Gentlemen:

Wachovia Bank, National Association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”) and the parties to the Loan Agreement as lenders (individually, each a “Lender” and, collectively, “Lenders”) and The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (“Pep Boys”), The Pep Boys Manny Moe & Jack of California, a California corporation (“PBY-California”), Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation (“PBY-Delaware”), and Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc., a Delaware corporation (“PBY-Puerto Rico”; and together with Pep Boys, PBY-California and PBY-Delaware, each individually, a “Borrower” and collectively, “Borrowers” as hereinafter further defined), PBY Corporation, a Delaware corporation (“PBY”) and Carrus Supply Corporation, a Delaware corporation (“Carrus” and, together with PBY, each individually, a “Guarantor” and collectively, “Guarantors” as hereinafter further defined) have entered into certain financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated August 1, 2003 by and among Agent, The CIT Group/Business Credit, Inc. and General Electric Capital Corporation as Co-Documentation Agents, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of October 24, 2003, Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of October 15, 2004, Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of December 2, 2004, and Amendment No. 4 to Amended and Restated Loan and Security Agreement dated as of November 16, 2005, (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment No. 5 to Amended and Restated Loan and Security Agreement (“Amendment No. 5”), but excluding the Synthetic Lease Facility Agreements and Hedge Agreements (all of the foregoing together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”).

Borrowers and Guarantors desire to incur a term loan to be secured by owned real property of the Borrowers and Guarantors and the improvements thereon in order to defease the remaining notes outstanding under the 1998 Senior Note Indenture in such a manner that the 1998 Senior Note Indenture cease to be of further effect with respect to such remaining notes and have requested that Agent and Lenders consent to certain transactions and enter into certain amendments to the Financing Agreements in connection therewith.  Agent and Lenders are willing to agree to the foregoing, subject to the terms and conditions contained herein.

In consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Agent, the Required Lenders, each Borrower and each Guarantor agree as follows:

1.             Definitions.

(a)           Additional Definitions.  As used herein, the following terms shall have the respective meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(i)            “Amendment No. 5” shall mean Amendment No. 5 to Amended and Restated Loan and Security Agreement by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)           “Term Loan Agent” shall mean Wachovia Bank, National Association, in its capacity as Agent under the Term Loan Agreements and its successors and assigns.

(iii)          “Term Loan Agreements” shall mean, collectively, the $200,000,000 Credit Agreement by and among Pep Boys, certain of its subsidiaries, Term Loan Agent and Term Loan Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced), and all other agreements, documents and instruments at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of Term Loan Agent and/or Term Loan Lenders in connection therewith or related thereto; sometimes being referred to herein individually as a “Term Loan Agreement”.

(iv)          “Term Loan Lenders” shall mean all of the Lenders (as such term is defined in the Term Loan Agreements) parties to the Term Loan Agreements, and their successors and assigns.

(b)           Interpretation.  All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

2.             Amendments to Loan Agreement.

(a)             Loans.  Section 2.1(c)(iii) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(iii)  the aggregate principal amount of the Loans and the Letter of Credit Accommodations outstanding at any time plus the aggregate principal amount of Tranche A Loans (as such term is defined in the Synthetic Lease Facility Agreements) outstanding at any time shall not exceed the Maximum Credit;”

(b)           Sales of Assets.  Section 9.7(b) of the Loan Agreement is hereby amended to include the following additional subsection (v):

“(vi) the disposition by Borrowers and Guarantors of owned Real Property and improvements thereon which are subject to the lien of the Term Loan Agent pursuant to and in accordance with the terms of the Term Loan Agreements, provided, that, Agent shall have received not less than twenty (20) Business Days prior written notice of such proposed disposition;

(c)           Encumbrances.

(i)            Section 9.8(a) of the Loan Agreement is hereby amended to include the following additional subsection:

“(xix) the security interests in and mortgages and liens upon the owned Real Property (including rights under contracts with third parties for services necessary to the operation of such Real Property) of Borrowers and Guarantors in favor of Term Loan Agent, on behalf of itself and the Term Loan Lenders to secure the Indebtedness permitted under Section 9.9(w) hereof (and any Refinancing Indebtedness in replacement thereof), provided, that, (A) such assets do not constitute Collateral, and (B) Agent has received a Collateral Access Agreement with respect to all such property subject to the lien in favor of the Term Loan Agent, in form and substance satisfactory to Agent, executed by the Term Loan Agent;

(ii)           Section 9.8(b) of the Loan Agreement is hereby deleted and the following is substituted therefor:

“(b) Notwithstanding anything the contrary set forth in Section 9.8(a) Borrowers and Guarantors shall not create, grant or suffer to exist any liens, security interests or other encumbrances upon the Capital Stock of any of their Subsidiaries, provided that, such restriction shall not apply to the Capital Stock of Colchester.”

(d)           Indebtedness.

(i)            Subsections 9.9(h)(i) through (vi) of the Loan Agreement are hereby deleted in their entirety and the following substituted therefor:

“(i)  the aggregate principal amount of such Indebtedness shall not (after application of the Term Loan proceeds as contemplated by Amendment No. 5) exceed $119,215,000 less the aggregate amount of all repayments, repurchases or redemptions thereof from and after such date, whether optional or mandatory, plus interest thereon at the applicable rates provided in the Pep Boys Senior Indentures (other than the 1998 Senior Note Indenture) in effect as of the date of Amendment No. 5;

(ii) Intentionally Deleted;

(iii) Intentionally Deleted,

(iv) as of the date of Amendment No. 5, the principal amount of such outstanding Indebtedness under the 1997 Senior Note Indenture is $215,000;

(v)  Intentionally Deleted,

(vi)  as of the date of Amendment No. 5, the principal amount of such outstanding Indebtedness under the 2002 Senior Note Indenture is $119,000,000,”

(ii)           Section 9.9(k) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(k)  Indebtedness of any Borrower or Guarantor for borrowed money (other than Indebtedness permitted under Sections 9.9(a) through (j) and (l) through (W) hereof), arising after August 1, 2003 owing to any person (other than to a Borrower, Guaranty or Subsidiary) in an aggregate amount not to exceed $250,000,000 at any time outstanding for all Borrowers and Guarantors; provided, that, as to each and all of such Indebtedness: (i) Agent shall have received not less than ten (10) Business Days prior written notice of the intention to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent, the person to whom such Indebtedness will be owed and the anticipated interest rate, schedule of repayments and maturity date with respect thereto and such other information with respect thereto as Agent may request, (ii) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, as duly authorized, executed and delivered by the parties thereto, (iii) such Indebtedness shall be incurred by such Borrower or Guarantor at commercially reasonable rates and terms in a bona fide arms’ length transaction, (iv) if any of such Indebtedness is to be secured by any assets of such Borrower or Guarantor, then (A) the security interests and liens on the assets of such Borrower or Guarantor in favor of such person to secure such Indebtedness shall not be on any of the Collateral, and (B) Borrowers and Guarantors shall use their best efforts to obtain a Collateral Access Agreement executed by such Person in favor of Agent, (v) such Indebtedness shall not at any time include terms and conditions which in any manner adversely affect Agent or any rights of Agent as determined in good faith by Agent and confirmed by Agent to Borrowers and Guarantors in writing, (vi) as of the date of incurring such Indebtedness and after giving effect thereto, no Event of Default shall exist or have occurred, (vii) Borrowers and Guarantors may only make regularly scheduled payments of principal and interest in respect of such Indebtedness, except, that, Borrowers and Guarantors may make optional prepayments of principal or redeem, retire, defease, purchase or otherwise acquire such Indebtedness, provided, that, each of the following conditions is satisfied as determined by Agent: (1) as of the date of such payment and after giving effect thereto, Excess Availability for each of the immediately preceding thirty (30) consecutive days shall have been not less than $25,000,000, and as of the date of such payment and after giving effect thereto, the Excess Availability shall be not less than $25,000,000 and (2) as of the date of such payment and after giving effect thereto, no Default or Event of Default shall exist or be continuing, (viii) Borrowers and Guarantors shall not, directly or indirectly, amend, modify, alter or change the terms of the agreements with respect to such Indebtedness, except, that, Borrowers and Guarantors may, after prior written notice to Agent, amend, modify, alter or change the terms thereof in such manner as would be permitted under Subsections (i) through (vii) of this Section 9.9(k) (as determined in good faith by Agent), and (ix) Borrowers shall furnish to Agent all notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor on its behalf, concurrently with the sending thereof, as the case may be;”

(iii)          Section 9.9(l) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(l)  Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, replace or substitute for, Indebtedness permitted under Section 9.9(b), Section 9.9(f), Section 9.9(g), Section 9.9(h), Section 9.9(i), Section 9.9(j), Section 9.9(k), Section 9.9 (q), Section 9.9(s) and Section 9.9(W) (the “Refinancing Indebtedness”); provided, that, as to any such

Refinancing Indebtedness, each of the following conditions is satisfied: (i) Agent shall have received not less than ten (10) Business Days’ prior written notice of the intention to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent, the anticipated amount of such Indebtedness, the schedule of repayments and maturity date with respect thereto and such other information with respect thereto as Agent may request, (ii) promptly upon Agent’s request, Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, as duly authorized, executed and delivered by the parties thereto, (iii) such Indebtedness incurred by any Borrower or Guarantor shall be at rates and with fees or other charges no higher or greater than the prevailing market rates of interest, charges and fees at the time of incurrence of such Refinancing Indebtedness, (iv) the Refinancing Indebtedness shall have a Weighted Average Life to Maturity and a final maturity equal to or greater than the Weighted Average Life to Maturity and the final maturity, respectively, of the Indebtedness being extended, refinanced, replaced, or substituted for, (v) as of the date of incurring such Indebtedness and after giving effect thereto, no Event of Default shall exist or have occurred and be continuing, (vi) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of and interest on the Indebtedness so extended, refinanced, replaced or substituted for (plus the amount of reasonable refinancing fees and expenses incurred in connection therewith), (vii) the Refinancing Indebtedness shall be subject to the same restrictions and terms and conditions set forth in this Agreement as the Indebtedness so refinanced, except as otherwise expressly modified or permitted under this Section 9.9(l), (viii) the Refinancing Indebtedness may be secured by assets other than Collateral, (ix) Borrowers and Guarantors shall use their best efforts to obtain a Collateral Access Agreement executed by such Person in favor of Agent, (x) the Refinancing Indebtedness shall not at any time include any terms that include any limitation on the right of Borrowers to request or receive Loans or Letter of Credit Accommodations or the right of Borrowers or Guarantors to amend, modify, supplement, replace, renew or extend any of the terms or conditions of this Agreement, any of the other Financing Agreements, the Synthetic Lease Facility Agreements or otherwise in any way adversely affect the arrangements of Borrowers and Guarantors with Agent and Lenders and such Refinancing Indebtedness shall not at any time include terms and conditions which in any manner adversely affect Agent or any rights of Agent and Lenders as determined by Agent in good faith, [(xi) Intentionally Deleted], and (xii) Borrowers and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor, concurrently with the sending thereof, as the case may be;”

(iv)          Section 9.9 of the Loan Agreement is hereby amended to add the following additional subsection (w) thereto:

“(w)  Indebtedness of such Borrowers and Guarantors to Term Loan Agent and Term Loan Lenders evidenced by or arising under the Term Loan Agreements (as in effect on the date hereof), provided, that:

(i)            the principal amount of such Indebtedness shall not exceed $200,000,000 less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory, plus interest thereon at the rate provided in the Term Loan Agreements as in effect on the date hereof,

(ii)           as of the date hereof, no event of default, or event which with notice or passage of time or both would constitute an event of default exists, or has occurred under the Term Loan Agreements,

(iii)          Agent shall have received true, correct and complete copies of all of the Term Loan Agreements, as duly authorized, executed and delivered by the parties thereto,

(iv)          Borrowers and Guarantors shall not, directly or indirectly, make, or be required to make, any payments in respect of such Indebtedness, except, that, (A) Borrower and Guarantor may make regularly scheduled payments of principal and interest and fees and other amounts due and payable in respect of such Indebtedness (and Refinancing Indebtedness in respect thereof) in accordance with the terms of the Term Loan Agreements as in effect on the date hereof, (B) Borrower may make mandatory prepayments of principal, interest and other amounts in respect of such Indebtedness with the net cash proceeds received by any Borrower or Guarantor from the sale or other disposition or casualty loss of any of the assets subject to the lien of the Term Loan Agent provided, such dispositions are made in accordance with Section 9.7(b) hereof,

(v)           Borrowers and Guarantors shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the agreements with respect to such Indebtedness, except, that,

Borrowers and Guarantors may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel a portion of such Indebtedness (other than pursuant to payments thereof), or to release any liens or security interests in any assets of Borrowers and Guarantors which secure such Indebtedness (if any), or to reduce the rate or any fees in connection therewith, or to make any covenants contained therein less restrictive or burdensome as to Borrowers and Guarantors or otherwise more favorable to Borrowers and Guarantors (as determined in good faith by Agent), or (B) redeem, retire, repay, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose other than as permitted in clause (iv) immediately above, except that Borrowers and Guarantors may make optional prepayments of principal or redeem, retire, defease, purchase or otherwise acquire such Indebtedness, provided, that, each of the following conditions is satisfied as determined by Agent: (1) as of the date of such payment and after giving effect thereto, Excess Availability for each of the immediately preceding thirty (30) consecutive days shall have been not less than $25,000,000, and as of the date of such payment and after giving effect thereto, the Excess Availability shall be not less than $25,000,000 and (2) as of the date of such payment and after giving effect thereto, no Default or Event of Default shall exist or be continuing, and

(vi) Borrowers and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor;”

(e)           Exempted Debt, Exempted Debt Availability.  Upon Agent’s receipt of evidence, in form and substance satisfactory to Agent and its counsel, that the1998 Senior Note Indenture ceases to be of further effect with respect to the Notes issued thereunder and that the remaining Pep Boys Indentures (other than the 1997 Senior Note Indenture) do not contain any provisions similar to those set forth in the 1998 Senior Note Indenture regarding limitations on secured revolving debt, the terms “Exempted Debt”, “Exempted Debt Availability”, and “Exempted Debt Limit” as used in the Financing Agreements, shall be of no further force and effect and the conditions set forth in Section 4.2(c) of the Loan Agreement relating to Working Capital Advances shall no longer have to be satisfied.

3.             Additional Representations, Warranties and Covenants.  In addition to the continuing representations, warranties and covenants heretofore or hereafter made by each Borrower and Guarantor to Agent and Lenders pursuant to the other Financing Agreements, each Borrower and Guarantor hereby jointly and severally represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements:

(a)           No Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment No. 5 (after giving effect to the amendments made and consents granted by Agent and Lenders pursuant to this Amendment No. 5).

(b)         This Amendment No. 5 and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors hereunder has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each Borrower and Guarantor in accordance with their terms.

(c)         Neither the execution and delivery of this Amendment No. 5, nor the consummation of the transactions contemplated by this Amendment No. 5 and the Term Loan Agreements nor compliance with the provisions of this Amendment No. 5 or instruments thereunder or the Term Loan Agreements shall result in (i) the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Agent and Lenders or (ii) the incurrence, creation, assumption of any Indebtedness of any Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement (after giving effect to this Amendment No. 5) and by the other Financing Agreements.

(d)         No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions contemplated in respect of this Amendment No. 5 and the Term Loan Agreements, and no governmental or other action or proceeding has been threatened or commenced in the United States of America, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in this Amendment No. 5 and the Term Loan Agreements.  Neither the execution and delivery of this Amendment No. 5, nor the consummation of the transactions contemplated by this Amendment No. 5 and the Term Loan Agreements, nor compliance with the provisions thereof, shall violate any Federal or state securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in respect or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture (including the Pep Boys Senior Note Indentures and the 1998 Senior Note Indenture but excluding the 1997 Senior Note Indenture, or other material mortgage, agreement, instrument or undertaking to which any Borrower or Guarantor is a party or may be bound, or violate any provision of the organizational documents of any Borrower or Guarantor.

(e)         Each Borrower and Guarantor shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements and termination statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent and Lenders’ security interest in Collateral.

(f)            Upon the payment in full of the Indebtedness outstanding in respect of the 1997 and 1998 Senior Note Indentures, the term “Exempted Debt” (or any equivalent or similar term) does not exist in any other Pep Boys Indenture in effect on the date hereof

4.             Conditions to Effectiveness of Amendment No. 5.  The effectiveness of the amendments in this Amendment No. 5 shall be subject to the satisfaction of each of the following conditions precedent:

(a)           Agent shall have received an executed original or executed original counterparts of this Amendment No. 5 (as the case may be), duly authorized, executed and delivered by Borrowers, Guarantors, Agent and the Required Lenders;

(b)           Agent shall have received (i) fully executed copies of the Term Loan Agreements, in form and substance satisfactory to Agent, and (ii) a Collateral Access Agreement, in form and substance satisfactory to Agent, executed by the Term Loan Agent;

(c)           Agent shall have received evidence, in form and substance satisfactory that the outstanding principal amount of the notes issued pursuant to the 1998 Senior Note Indenture, together with interest and all premiums and other amounts owing in respect thereto have been repaid and that such indenture has ceased to be of further effect with respect to the Notes issued thereunder;

(d)           Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments, releases, terminations and such other documents and agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect Agent’s and Lenders’ security interests in and liens upon the Collateral;

(e)           Agent shall have received a fully executed original or executed original counterparts of the consent required under the Synthetic Lease Facility Agreements to the amendments set forth herein; and

(f)            no Event of Default shall exist or have occurred and no event or condition shall have occurred or exist which notice or passage of time or both would constitute an Event of Default (after giving effect to the amendments made and consents granted by Agent and Lenders pursuant to this Amendment No. 5).

5.             Additional Events of Default.  The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement).

6.             Effect of this Amendment No. 5.  Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment No. 5 and the other Financing Agreements, the terms of this Amendment No. 5 shall control.

7.             Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment No. 5.

8.             Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

9.             Binding Effect.  This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by any Borrower or Guarantor or to entitle any Borrower or Guarantor to any other consent.  The Loan Agreement and this Amendment No. 5 shall be read and construed as one agreement.

10.           Counterparts.  This Amendment No. 5 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 5, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

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AGENT
/s/WACHOVIA BANK
NATIONAL ASSOCIATION, as Agent

BORROWERS
/s/THE PEP BOYS - MANNY, MOE & JACK
/s/THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA
/s/PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC.
/s/PEP BOYS - MANNY, MOE & JACK OF PUERTO RICO, INC.

GUARANTORS
/s/PBY CORPORATION
/s/CARRUS SUPPLY CORPORATION
LENDERS
/s/WACHOVIA BANK, NATIONAL ASSOCIATION
/s/WELLS FARGO FOOTHILL, LLC
/s/WHITEHALL BUSINESS CREDIT CORP.
/s/THE CIT GROUP/BUSINESS CREDIT, INC.
/s/GENERAL ELECTRIC CAPITAL CORPORATION
/s/RZB FINANCE, LLC
/s/SIEMENS FINANCIAL SERVICES, INC.
/s/LASALLE BUSINESS CREDIT LLC
/s/PNC BANK, NATIONAL ASSOCIATION
/s/UPS CAPITAL CORPORATION